Exhibit (99)(a)

Press Release July 20, 2006

WACHOVIA EARNS RECORD $1.88 BILLION; EPS UP 13% TO $1.17 IN 2nd QUARTER 2006

Double-digit revenue and earnings growth fueled by strong fundamentals

2nd QUARTER 2006 COMPARED WITH 2nd QUARTER 2005

•	Strong execution generates record top line and bottom line results.

•	14 percent revenue increase fueled by March 1 Westcorp acquisition and organic growth.

•	Revenue growth and expense discipline drive improved overhead efficiency ratio while investment for the future continues.

•	20 percent fee income growth, up in nearly every category.

•	Average loans up 23 percent and average core deposits up 6 percent.

•	Credit quality continues to be stellar, with nonperforming assets at a record low 0.25 percent.

Earnings Highlights

	June 30, 2006		March 31, 2006		Three Months Ended June 30, 2005
(In millions, except per share data)	Amount	EPS	Amount	EPS	Amount	EPS
Earnings
Net income (GAAP)	$1,885	1.17	1,728	1.09	1,650	1.04
Net merger-related and restructuring expenses	15	0.01	46	0.03	48	0.03

Earnings excluding merger-related and restructuring expenses	$1,900	1.18	1,774	1.12	1,698	1.07

Financial ratios
Return on average common stockholders’ equity	15.41%		14.62		14.04
Net interest margin (a)	3.18		3.21		3.23
Fee and other income as % of total revenue (a)	49.37		49.84		46.60
Overhead efficiency ratio (a)	58.71%		60.07		59.29

Capital adequacy (b)
Tier 1 capital ratio	7.77%		7.87		7.85
Total capital ratio	11.36		11.45		11.25
Leverage ratio	6.57%		6.86		6.10

Asset quality
Allowance for loan losses as % of nonaccrual and restructured loans	488%		452		332
Allowance for loan losses as % of loans, net	1.07		1.08		1.18
Allowance for credit losses as % of loans, net (c)	1.13		1.14		1.25
Net charge-offs as % of average loans, net	0.08		0.09		0.09
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.25%		0.28		0.44

(a)	Tax-equivalent.
(b)	The second quarter of 2006 is based on estimates.
(c)	The allowance for credit losses is the sum of the allowance for loan losses and the reserve for unfunded lending commitments.

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WACHOVIA EARNS RECORD $1.88 BILLION; EPS UP 13% TO $1.17/page 2

CHARLOTTE, N.C. – Wachovia Corp. (NYSE:WB) today reported record net income of $1.88 billion, or $1.17 per share, in the second quarter of 2006 compared with $1.65 billion, or $1.04 per share, in the second quarter of 2005.

Excluding after-tax net merger-related expenses of 1 cent per share in the second quarter of 2006 and 3 cents per share in the second quarter of 2005, earnings were $1.90 billion, or $1.18 per share, in the second quarter of 2006 compared with $1.70 billion, or $1.07 per share, in the second quarter of 2005.

“This was a strong quarter for Wachovia. In the face of a challenging yield curve environment, we generated double-digit revenue and earnings growth driven by solid execution. Our team delivered record results in three of our four major businesses, and the first full quarter of results in our new auto lending businesses exceeded our expectations,” said Ken Thompson, Wachovia chairman and chief executive officer. “Our fundamentals remain strong with improving overhead efficiency, stellar asset quality and industry-leading customer service. We’re excited about our prospects as we work with our merger partners to extend our brand promise to customers nationwide.”

Wachovia Corporation

		Three Months Ended
(In millions)	June 30, 2006	March 31, 2006	June 30, 2005
Total revenue (Tax-equivalent)	$7,258	7,056	6,388
Provision for credit losses	59	61	50
Noninterest expense	4,261	4,239	3,788
Net income	1,885	1,728	1,650
Average loans, net	275,265	260,574	223,881
Average core deposits	$291,638	290,214	275,338

Results include the impact of the acquisition of Westcorp on March 1, 2006. Also announced during the quarter was the proposed acquisition of Golden West Financial Corporation, which is expected to close in the fourth quarter of this year.

In the second quarter of 2006 compared with the second quarter of 2005, Wachovia:

•	Grew revenue 14 percent, driven by strong balance sheet growth and fee and other income related to solid capital markets results, including higher principal investing gains and strong trading profits.

•	Increased net interest income 8 percent, driven by strength in loans and deposits. Average commercial loans rose 12 percent, led by middle-market lending, while average consumer loans rose 39 percent due to higher real estate-secured loans, including the impact of year-end 2005 loan transfers from held for sale and Westcorp. Average core deposits rose 6 percent and average low-cost core deposits were up 3 percent. Balance sheet growth in conjunction with a flat yield curve resulted in 5 basis points of margin compression.

•	Generated a 20 percent increase in fee and other income, with growth in nearly every category. Results reflected strength in capital markets-related income, including the principal investing gains and stronger trading profits

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previously mentioned, as well as higher asset management and investment banking fees; record consumer service charges and strong interchange income. Securities gains were substantially less than gains in the second quarter a year ago.

•	Noninterest expense rose 12 percent on higher personnel expense reflecting revenue-based incentives and the effect of the Westcorp acquisition.

•	Recorded a provision for credit losses of $59 million. Net charge-offs were $51 million, or an annualized 0.08 percent of average net loans. Total nonperforming assets including loans held for sale were $741 million, declining to 0.25 percent of loans, foreclosed properties and loans held for sale.

Lines of Business

The following discussion covers the results for Wachovia’s four core business segments and is on a segment earnings basis, which excludes net merger-related and restructuring expenses, other intangible amortization and discontinued operations. Segment earnings are the basis on which Wachovia manages and allocates capital to its business segments. Pages 13 and 14 include a reconciliation of segment results to Wachovia’s consolidated results of operations in accordance with GAAP. Lines of business results reflect their respective amounts of stock compensation expense related to implementation of a new share-based payment accounting standard.

General Bank Highlights

		Three Months Ended
(In millions)	June 30, 2006	March 31, 2006	June 30, 2005
Total revenue (Tax-equivalent)	$3,707	3,487	3,116
Provision for credit losses	95	62	68
Noninterest expense	1,756	1,671	1,512
Segment earnings	$1,177	1,115	971
Cash overhead efficiency ratio (Tax-equivalent)	47.40%	47.91	48.55
Average loans, net	$192,500	178,325	161,902
Average core deposits	219,478	216,186	205,782
Economic capital, average	$8,353	7,421	6,987

General Bank

The General Bank includes retail, small business and commercial customers. The second quarter of 2006 compared with the second quarter of 2005 included:

•	Earnings of $1.2 billion on record revenue of $3.7 billion, driven by strong loan and deposit growth, including the impact of the Westcorp acquisition, and higher service charges driven by strength in consumer activity and higher debit card interchange fee income.

•	19 percent growth in average loans was led by real estate-secured loans and the addition of an average $14.0 billion from Westcorp. Higher interest spreads from the Westcorp portfolio partially offset the effect of a customer-driven shift from variable rate to fixed rate consumer real estate lending.

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WACHOVIA EARNS $1.88 BILLION; EPS UP 13% TO $1.17/page 4

•	Deposit growth led by consumer certificates of deposit and money market funds. Net new retail checking accounts increased by 327,000 year-to-date, compared with an increase of 270,000 in the same period of 2005.

•	25 percent growth in fee and other income included 31 percent growth in consumer service charges, 23 percent growth in debit card interchange income and 77 percent growth in mortgage banking income.

•	16 percent growth in noninterest expense included higher personnel costs related to hiring, de novo activity and branch consolidation, and increased revenue-based incentive expense, as well as the impact of Westcorp and costs related to reentering the credit card business. Despite the increased expense, the General Bank’s overhead efficiency ratio declined 115 basis points to a record low 47.40 percent.

Capital Management Highlights

		Three Months Ended
(In millions)	June 30, 2006	March 31, 2006	June 30, 2005
Total revenue (Tax-equivalent)	$1,419	1,414	1,271
Provision for credit losses	—	—	—
Noninterest expense	1,111	1,128	1,042
Segment earnings	$195	182	146
Cash overhead efficiency ratio (Tax-equivalent)	78.33%	79.78	81.88
Average loans, net	$616	462	344
Average core deposits	27,220	28,671	29,235
Economic capital, average	$1,526	1,556	1,439

Capital Management

Capital Management includes retail brokerage services and asset management. The second quarter of 2006 compared with the second quarter of 2005 included:

•	Record earnings of $195 million on 12 percent revenue growth, as strength in retail brokerage managed account fees overcame relatively flat brokerage transaction activity in sluggish markets. Managed assets grew 35 percent to $121.9 billion.

•	41 percent growth in net interest income largely due to improved deposit spreads.

•	7 percent growth in noninterest expense primarily due to increased production-based commissions, employee stock compensation expense and the impact of two June 1, 2006, acquisitions. The overhead efficiency ratio improved 355 basis points to 78.33 percent due to strong net interest income growth, retail brokerage managed account fee growth and disciplined expense control.

•	Total assets under management of $237.3 billion at June 30, 2006, were up 5 percent from June 30, 2005. Equity assets reached $90.6 billion, up 15 percent from June 30, 2005, including $5.5 billion in assets from the Metropolitan West Capital Management acquisition and market appreciation. Total brokerage client assets grew 3 percent from year-end 2005 and 7 percent from June 30, 2005.

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WACHOVIA EARNS $1.88 BILLION; EPS UP 13% TO $1.17/page 5

Wealth Management Highlights

		Three Months Ended
(In millions)	June 30, 2006	March 31, 2006	June 30, 2005
Total revenue (Tax-equivalent)	$347	342	330
Provision for credit losses	2	—	—
Noninterest expense	252	251	227
Segment earnings	$59	58	65
Cash overhead efficiency ratio (Tax-equivalent)	72.60%	73.32	68.73
Average loans, net	$15,987	15,570	13,621
Average core deposits	14,251	14,747	13,188
Economic capital, average	$528	517	490

Wealth Management

Wealth Management includes private banking, personal trust, investment advisory services, charitable services, financial planning and insurance brokerage. The second quarter of 2006 compared with the second quarter of 2005 included:

•	A 9 percent decline in earnings as higher expenses largely related to implementation of a new investment platform and severance outpaced revenue growth.

•	Revenue growth driven equally by net interest income and fee and other income growth.

•	5 percent growth in net interest income fueled by continued momentum in loans and growth in average core deposits.

•	5 percent growth in fee and other income reflected higher assets under management and a full quarter of insurance brokerage commissions related to the Palmer & Cay acquisition in May 2005. Trust and investment management fees were up modestly from a strong year ago period.

•	Provision expense rose to $2 million.

Corporate and Investment Bank Highlights

		Three Months Ended
(In millions)	June 30, 2006	March 31, 2006	June 30, 2005
Total revenue (Tax-equivalent)	$1,674	1,708	1,269
Provision for credit losses	(33)	1	(8)
Noninterest expense	879	888	711
Segment earnings	$522	517	355
Cash overhead efficiency ratio (Tax-equivalent)	52.53%	52.00	56.01
Average loans, net	$43,775	42,896	37,815
Average core deposits	26,148	25,322	22,459
Economic capital, average	$6,351	5,880	5,409

Corporate and Investment Bank

The Corporate and Investment Bank includes corporate lending, investment banking, and treasury and international trade finance. Second quarter 2006 results compared with the second quarter of 2005 included:

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WACHOVIA EARNS $1.88 BILLION; EPS UP 13% TO $1.17/page 6

•	Record earnings of $522 million on the second highest quarter for revenue, following a record first quarter 2006.

•	32 percent revenue growth reflected a 54 percent increase in fee and other income offsetting a 4 percent decline in net interest income.

•	Net interest income declined 4 percent, primarily due to spread compression in asset-based lending, cross-border leasing runoff, and a decline in trading-related income that was offset in trading profits.

•	54 percent growth in fee income reflecting strong investment banking results, primarily in trading, advisory and underwriting fees, as well as principal investing. The principal investing income included a $116 million unrealized gain in the fund portfolio.

•	A 24 percent increase in noninterest expense due primarily to higher revenue-based compensation and strategic hiring in 2005, and the impact of acquisitions.

•	Strong core deposit growth primarily from higher commercial mortgage servicing and international correspondent banking; loan growth primarily from higher corporate loans and international correspondent banking business.

•	The provision reflected strong loan loss recoveries.

***

Wachovia Corporation (NYSE:WB) is one of the nation’s largest diversified financial services companies, providing 13.4 million household and business relationships with a broad range of banking, asset management, wealth management and corporate and investment banking products and services. Wachovia has retail and commercial banking operations in 16 states with 3,109 offices from Connecticut to Florida and west to Texas and California. Two core businesses operate under the Wachovia Securities brand name: retail brokerage in 49 states and in Latin America, and corporate and investment banking in selected industries nationwide. Globally, Wachovia serves clients through more than 40 international offices. Online banking is available at wachovia.com; online brokerage products and services at wachoviasec.com, and investment products and services at evergreeninvestments.com. Wachovia had assets of $553.6 billion, market capitalization of $86.0 billion and stockholders’ equity of $48.9 billion at June 30, 2006.

The proposed merger with Golden West Financial Corporation (NYSE: GDW), parent of World Savings Bank, is expected to close in the fourth quarter of 2006, pending shareholder and regulatory approval. With this proposed merger, Wachovia would strengthen its position in California, Texas, Florida, New Jersey and New York, and enter attractive metropolitan areas in five additional states: Arizona, Colorado, Illinois, Kansas and Nevada. The combined company would serve banking customers through 3,400 offices in 21 states and Washington, D.C. In addition, Wachovia would gain mortgage lending operations under the World Savings Bank name in 39 states.

Forward-Looking Statements

This news release contains various forward-looking statements. A discussion of various factors that could cause Wachovia Corporation’s actual results to differ materially from those expressed in such forward-looking statements is included in Wachovia’s filings with the Securities and Exchange Commission, including its Current Report on Form 8-K dated July 20, 2006.

Additional Information

The proposed merger between Wachovia and Golden West (the “Merger”) will be submitted to Wachovia’s and Golden West’s shareholders for their consideration, and, on June 1, 2006, Wachovia filed a registration statement on Form S-4 with the SEC containing a preliminary joint proxy statement/prospectus of Wachovia and Golden West and other relevant documents concerning the proposed Merger. Shareholders are urged to read the registration statement and the definitive joint proxy statement/prospectus regarding the proposed Merger when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the registration statement and the joint proxy statement/prospectus, as well as other filings containing information about Wachovia and Golden West, at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at Wachovia’s website (http://www.wachovia.com) under the tab “Inside Wachovia - Investor Relations” and then under the heading “Financial Reports - SEC Filings”. Copies of the definitive

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joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the definitive joint proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704) 374-6782; or to Golden West, Investor Relations Department, 1901 Harrison Street, Oakland, CA 94612, (510) 445-3420.

Wachovia and Golden West and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of Wachovia and/or Golden West in connection with the proposed Merger. Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia’s 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 13, 2006. Information about the directors and executive officers of Golden West is set forth in the proxy statement for Golden West’s 2006 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 10, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the definitive joint proxy statement/prospectus regarding the proposed Merger when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Explanation of Wachovia’s Use of Certain Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this news release includes certain non-GAAP financial measures, including those presented on page 1 and on page 10 under the captions “Earnings Excluding Merger-Related and Restructuring Expenses”, “Earnings Excluding Merger-Related and Restructuring Expenses, and Discontinued Operations” and “Earnings Excluding Merger-Related and Restructuring Expenses, Other Intangible Amortization and Discontinued Operations”, and which are reconciled to GAAP financial measures on pages 21 and 22. In addition, in this news release certain designated net interest income amounts are presented on a tax-equivalent basis, including the calculation of the overhead efficiency ratio.

Wachovia believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry. Specifically, Wachovia believes the exclusion of merger-related and restructuring expenses, discontinued operations and the cumulative effect of a change in accounting principle permits evaluation and a comparison of results for on-going business operations, and it is on this basis that Wachovia’s management internally assesses the company’s performance. Those non-operating items are excluded from Wachovia’s segment measures used internally to evaluate segment performance in accordance with GAAP because management does not consider them particularly relevant or useful in evaluating the operating performance of our business segments. In addition, because of the significant amount of deposit base intangible amortization, Wachovia believes the exclusion of this expense provides investors with consistent and meaningful comparisons to other financial services firms. Wachovia’s management makes recommendations to its board of directors about dividend payments based on reported earnings excluding merger-related and restructuring expenses, other intangible amortization, discontinued operations and the cumulative effect of a change in accounting principle, and has communicated certain dividend payout ratio goals to investors on this basis. Management believes this payout ratio is useful to investors because it provides investors with a better understanding of and permits investors to monitor Wachovia’s dividend payout policy. Wachovia also believes the presentation of net interest income on a tax-equivalent basis ensures comparability of net interest income arising from both taxable and tax-exempt sources and is consistent with industry standards. Wachovia operates one of the largest retail brokerage businesses in our industry, and we have presented an overhead efficiency ratio excluding these brokerage services, which management believes is useful to investors in comparing the performance of our banking business with other banking companies.

Although Wachovia believes the above non-GAAP financial measures enhance investors’ understanding of its business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP basis financial measures.

Earnings Conference Call and Supplemental Materials

Wachovia CEO Ken Thompson and CFO Tom Wurtz will review Wachovia’s second quarter 2006 results in a conference call and audio webcast beginning at 10 a.m. Eastern Daylight Saving Time today. This review may include a discussion of certain non-GAAP financial measures. Supplemental materials relating to second quarter results, which also include a reconciliation of any non-GAAP measures to Wachovia’s reported financials, are available on the Internet at Wachovia.com/investor, and investors are encouraged to access these materials in advance of the conference call.

Webcast Instructions: To gain access to the webcast, which will be “listen-only,” go to Wachovia.com/investor and click on the link “Wachovia Second Quarter Earnings Audio Webcast.” In order to listen to the webcast, you will need to download either Real Player or Media Player.

Teleconference Instructions: The telephone number for the conference call is 888-357-9787 for U.S. callers or 706-679-7342 for international callers. You will be asked to tell the answering coordinator your name and the name of your firm. Mention the conference Access Code: Wachovia.

Replay: Thursday, July 20, at 2 p.m. EDT and continuing through 5 p.m. EDT Friday, August 25. Replay telephone number is 706-645-9291; access code: 1921744.

Investors seeking further information should contact the Investor Relations team: Alice Lehman at 704-374-4139, Ellen Taylor at 704-383-1381 or Jeff Richardson at 704-383-8250. Media seeking further information should contact the Corporate Media Relations team: Mary Eshet at 704-383-7777 or Christy Phillips at 704-383-8178.

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WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL TABLES

WACHOVIA CORPORATION AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	2006		2005
(Dollars in millions, except per share data)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
EARNINGS SUMMARY
Net interest income (GAAP)	$3,641	3,490	3,523	3,387	3,358
Tax-equivalent adjustment	34	49	52	53	53

Net interest income (Tax-equivalent)	3,675	3,539	3,575	3,440	3,411
Fee and other income	3,583	3,517	2,989	3,258	2,977

Total revenue (Tax-equivalent)	7,258	7,056	6,564	6,698	6,388
Provision for credit losses	59	61	81	82	50
Other noninterest expense	4,139	4,079	4,032	3,820	3,591
Merger-related and restructuring expenses	24	68	58	83	90
Other intangible amortization	98	92	93	101	107

Total noninterest expense	4,261	4,239	4,183	4,004	3,788
Minority interest in income of consolidated subsidiaries	90	95	103	104	71

Income from continuing operations before income taxes (Tax-equivalent)	2,848	2,661	2,197	2,508	2,479
Income taxes	929	884	652	790	776
Tax-equivalent adjustment	34	49	52	53	53

Income from continuing operations	1,885	1,728	1,493	1,665	1,650
Discontinued operations, net of income taxes	—	—	214	—	—

Net income	$1,885	1,728	1,707	1,665	1,650

Diluted earnings per common share	$1.17	1.09	1.09	1.06	1.04
Return on average common stockholders’ equity	15.41%	14.62	14.60	13.95	14.04
Return on average assets	1.39	1.34	1.30	1.29	1.31
Overhead efficiency ratio	58.71%	60.07	63.72	59.78	59.29
Operating leverage	$180	436	(312)	92	5

ASSET QUALITY
Allowance for loan losses as % of loans, net	1.07%	1.08	1.05	1.13	1.18
Allowance for loan losses as % of nonperforming assets	421	389	378	303	284
Allowance for credit losses as % of loans, net	1.13	1.14	1.11	1.20	1.25
Net charge-offs as % of average loans, net	0.08	0.09	0.09	0.10	0.09
Nonperforming assets as % of loans, net, foreclosed properties and loans held for sale	0.25%	0.28	0.28	0.37	0.44

CAPITAL ADEQUACY (a)
Tier I capital ratio	7.77%	7.87	7.50	7.42	7.85
Total capital ratio	11.36	11.45	10.82	10.79	11.25
Leverage ratio	6.57%	6.86	6.12	5.96	6.10

OTHER DATA
Average diluted common shares (In millions)	1,613	1,586	1,570	1,575	1,591
Actual common shares (In millions)	1,589	1,608	1,557	1,553	1,577
Dividends paid per common share	$0.51	0.51	0.51	0.51	0.46
Dividend payout ratio on common shares	43.59%	46.79	46.79	48.11	44.23
Book value per common share	$30.75	30.95	30.55	30.10	30.37
Common stock price	54.08	56.05	52.86	47.59	49.60
Market capitalization	$85,960	90,156	82,291	73,930	78,236
Common stock price to book value	176%	181	173	158	163
FTE employees	97,316	97,134	93,980	92,907	93,385
Total financial centers/brokerage offices	3,847	3,889	3,850	3,840	3,825
ATMs	5,134	5,179	5,119	5,119	5,089

(a)	The second quarter of 2006 is based on estimates.

WACHOVIA CORPORATION AND SUBSIDIARIES

OTHER FINANCIAL DATA

(Unaudited)

	2006		2005
(In millions)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, AND DISCONTINUED OPERATIONS (a) (b)
Return on average common stockholders’ equity	15.52%	15.01	13.05	14.36	14.43
Return on average assets	1.40	1.38	1.17	1.33	1.35
Overhead efficiency ratio	58.39	59.10	62.84	58.55	57.87
Overhead efficiency ratio excluding brokerage	54.48%	54.79	59.08	54.08	52.89
Operating leverage	$135	446	(337)	84	35

EARNINGS EXCLUDING MERGER-RELATED AND RESTRUCTURING EXPENSES, OTHER INTANGIBLE AMORTIZATION AND DISCONTINUED OPERATIONS (a) (b) (c)
Dividend payout ratio on common shares	41.80%	43.97	50.50	45.13	41.44
Return on average tangible common stockholders’ equity	32.63	30.64	27.11	29.14	29.50
Return on average tangible assets	1.52	1.49	1.27	1.45	1.48
Overhead efficiency ratio	57.03	57.81	61.41	57.06	56.19
Overhead efficiency ratio excluding brokerage	52.86%	53.24	57.36	52.30	50.88
Operating leverage	$142	444	(343)	77	27

OTHER FINANCIAL DATA
Net interest margin	3.18%	3.21	3.25	3.18	3.23
Fee and other income as % of total revenue	49.37	49.84	45.55	48.63	46.60
Effective income tax rate (d)	33.05	33.84	34.10	32.21	32.02
Effective tax rate (Tax-equivalent) (d) (e)	33.84%	35.06	35.39	33.63	33.50

AVERAGE BALANCE SHEET DATA
Commercial loans, net	$146,341	142,469	138,361	132,637	131,195
Consumer loans, net	128,924	118,105	99,121	96,323	92,686
Loans, net	275,265	260,574	237,482	228,960	223,881
Earning assets	463,232	442,527	439,204	431,346	422,534
Total assets	543,612	522,209	520,382	511,567	503,361
Core deposits	291,638	290,214	287,502	280,748	275,338
Total deposits	327,938	322,830	319,825	306,371	297,194
Interest-bearing liabilities	403,234	384,406	382,974	375,782	367,828
Stockholders’ equity	$49,063	47,926	46,407	47,328	47,114

PERIOD-END BALANCE SHEET DATA
Commercial loans, net	$154,277	150,902	147,165	141,063	136,115
Consumer loans, net	128,639	130,030	111,850	98,670	94,172
Loans, net	282,916	280,932	259,015	239,733	230,287
Goodwill and other intangible assets
Goodwill	23,550	23,443	21,807	21,857	21,861
Deposit base	631	691	705	779	861
Customer relationships	714	742	413	416	427
Tradename	90	90	90	90	90
Total assets	553,614	541,842	520,755	532,381	511,840
Core deposits	292,243	296,092	293,562	287,732	275,281
Total deposits	327,614	328,564	324,894	320,439	299,910
Stockholders’ equity	$48,872	49,789	47,561	46,757	47,904

(a)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $15 million, $46 million, $37 million, $51 million and $48 million in the second and first quarters of 2006, and in the fourth, third and second quarters of 2005, respectively, of after-tax net merger-related and restructuring expenses, and $214 million after tax in the fourth quarter of 2005 related to discontinued operations.
(b)	See page 9 for the most directly comparable GAAP financial measure and pages 21 and 22 for a more detailed reconciliation.
(c)	These financial measures are calculated by excluding from GAAP computed net income presented on page 9, $64 million, $59 million, $57 million, $63 million and $69 million in the second and first quarters of 2006, and in the fourth, third and second quarters of 2005, respectively, of deposit base and other intangible amortization.
(d)	The fourth quarter of 2005 includes taxes on discontinued operations.
(e)	The tax-equivalent tax rate applies to fully tax-equivalized revenues.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	2006		2005
(In millions, except per share data)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
INTEREST INCOME
Interest and fees on loans	$4,823	4,321	3,846	3,588	3,362
Interest and dividends on securities	1,685	1,565	1,486	1,434	1,437
Trading account interest	387	325	462	387	354
Other interest income	509	496	696	635	549

Total interest income	7,404	6,707	6,490	6,044	5,702

INTEREST EXPENSE
Interest on deposits	2,035	1,779	1,618	1,408	1,221
Interest on short-term borrowings	755	718	764	742	670
Interest on long-term debt	973	720	585	507	453

Total interest expense	3,763	3,217	2,967	2,657	2,344

Net interest income	3,641	3,490	3,523	3,387	3,358
Provision for credit losses	59	61	81	82	50

Net interest income after provision for credit losses	3,582	3,429	3,442	3,305	3,308

FEE AND OTHER INCOME
Service charges	622	574	555	555	528
Other banking fees	449	428	400	385	355
Commissions (a)	588	623	573	598	585
Fiduciary and asset management fees (a)	808	761	790	749	746
Advisory, underwriting and other investment banking fees	318	302	325	294	257
Trading account profits (losses)	164	219	(31)	160	49
Principal investing	189	103	135	166	41
Securities gains (losses)	25	(48)	(74)	29	136
Other income	420	555	316	322	280

Total fee and other income	3,583	3,517	2,989	3,258	2,977

NONINTEREST EXPENSE
Salaries and employee benefits	2,652	2,697	2,470	2,476	2,324
Occupancy	291	275	283	260	271
Equipment	299	280	277	276	269
Advertising	56	47	51	50	48
Communications and supplies	162	167	155	158	158
Professional and consulting fees	184	167	213	167	155
Other intangible amortization	98	92	93	101	107
Merger-related and restructuring expenses	24	68	58	83	90
Sundry expense	495	446	583	433	366

Total noninterest expense	4,261	4,239	4,183	4,004	3,788

Minority interest in income of consolidated subsidiaries	90	95	103	104	71

Income from continuing operations before income taxes	2,814	2,612	2,145	2,455	2,426
Income taxes	929	884	652	790	776

Income from continuing operations	1,885	1,728	1,493	1,665	1,650
Discontinued operations, net of income taxes	—	—	214	—	—

Net income	$1,885	1,728	1,707	1,665	1,650

PER COMMON SHARE DATA
Basic earnings
Income from continuing operations	$1.19	1.11	0.97	1.07	1.05
Net income	1.19	1.11	1.11	1.07	1.05
Diluted earnings
Income from continuing operations	1.17	1.09	0.95	1.06	1.04
Net income	1.17	1.09	1.09	1.06	1.04
Cash dividends	$0.51	0.51	0.51	0.51	0.46
AVERAGE COMMON SHARES
Basic	1,585	1,555	1,541	1,549	1,564
Diluted	1,613	1,586	1,570	1,575	1,591

(a)	Amounts presented prior to the second quarter of 2006 have been reclassified to conform to the presentation in the second quarter of 2006.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Six Months Ended June 30,
(In millions, except per share data)	2006	2005
INTEREST INCOME
Interest and fees on loans	$9,144	6,536
Interest and dividends on securities	3,250	2,863
Trading account interest	712	732
Other interest income	1,005	1,024

Total interest income	14,111	11,155

INTEREST EXPENSE
Interest on deposits	3,814	2,271
Interest on short-term borrowings	1,473	1,271
Interest on long-term debt	1,693	842

Total interest expense	6,980	4,384

Net interest income	7,131	6,771
Provision for credit losses	120	86

Net interest income after provision for credit losses	7,011	6,685

FEE AND OTHER INCOME
Service charges	1,196	1,041
Other banking fees	877	706
Commissions (a)	1,211	1,172
Fiduciary and asset management fees (a)	1,569	1,472
Advisory, underwriting and other investment banking fees	620	490
Trading account profits (a)	383	157
Principal investing	292	100
Securities gains (losses)	(23)	134
Other income (a)	975	700

Total fee and other income	7,100	5,972

NONINTEREST EXPENSE
Salaries and employee benefits	5,349	4,725
Occupancy	566	521
Equipment	579	534
Advertising	103	92
Communications and supplies	329	320
Professional and consulting fees	351	282
Other intangible amortization	190	222
Merger-related and restructuring expenses	92	151
Sundry expense	941	813

Total noninterest expense	8,500	7,660

Minority interest in income of consolidated subsidiaries	185	135

Income before income taxes	5,426	4,862
Income taxes	1,813	1,591

Net income	$3,613	3,271

PER COMMON SHARE DATA
Basic earnings	$2.30	2.09
Diluted earnings	2.26	2.05
Cash dividends	$1.02	0.92
AVERAGE COMMON SHARES
Basic	1,570	1,567
Diluted	1,599	1,597

(a)	Amounts presented in 2005 have been reclassified to conform to the presentation in 2006.

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended June 30, 2006
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,798	208	149	501	19	(34)	3,641
Fee and other income	858	1,222	197	1,215	91	—	3,583
Intersegment revenue	51	(11)	1	(42)	1	—	—

Total revenue (a)	3,707	1,419	347	1,674	111	(34)	7,224
Provision for credit losses	95	—	2	(33)	(5)	—	59
Noninterest expense	1,756	1,111	252	879	239	24	4,261
Minority interest	—	—	—	—	89	1	90
Income taxes (benefits)	669	112	34	297	(173)	(10)	929
Tax-equivalent adjustment	10	1	—	9	14	(34)	—

Net income (loss)	$1,177	195	59	522	(53)	(15)	1,885

	Three Months Ended March 31, 2006
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,570	198	150	503	118	(49)	3,490
Fee and other income	872	1,227	191	1,242	(15)	—	3,517
Intersegment revenue	45	(11)	1	(37)	2	—	—

Total revenue (a)	3,487	1,414	342	1,708	105	(49)	7,007
Provision for credit losses	62	—	—	1	(2)	—	61
Noninterest expense	1,671	1,128	251	888	233	68	4,239
Minority interest	—	—	—	—	95	—	95
Income taxes (benefits)	628	104	33	280	(139)	(22)	884
Tax-equivalent adjustment	11	—	—	22	16	(49)	—

Net income (loss)	$1,115	182	58	517	(98)	(46)	1,728

WACHOVIA CORPORATION AND SUBSIDIARIES

BUSINESS SEGMENTS

(Unaudited)

	Three Months Ended June 30, 2005
(In millions)	General Bank	Capital Management	Wealth Management	Corporate and Investment Bank	Parent	Net Merger- Related and Restructuring Expenses (b)	Total
CONSOLIDATED
Net interest income (a)	$2,379	147	142	520	223	(53)	3,358
Fee and other income	688	1,136	187	789	177	—	2,977
Intersegment revenue	49	(12)	1	(40)	2	—	—

Total revenue (a)	3,116	1,271	330	1,269	402	(53)	6,335
Provision for credit losses	68	—	—	(8)	(10)	—	50
Noninterest expense	1,512	1,042	227	711	206	90	3,788
Minority interest	—	—	—	—	85	(14)	71
Income taxes (benefits)	555	83	38	184	(56)	(28)	776
Tax-equivalent adjustment	10	—	—	27	16	(53)	—

Net income	$971	146	65	355	161	(48)	1,650

(a)	Tax-equivalent.
(b)	The tax-equivalent amounts are eliminated herein in order for “Total” amounts to agree with amounts appearing in the Consolidated Statements of Income.

WACHOVIA CORPORATION AND SUBSIDIARIES

LOANS - ON-BALANCE SHEET, AND MANAGED AND SERVICING PORTFOLIOS

(Unaudited)

	2006		2005
(In millions)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
ON-BALANCE SHEET LOAN PORTFOLIO
COMMERCIAL
Commercial, financial and agricultural	$91,737	89,138	87,327	83,241	80,528
Real estate - construction and other	15,329	14,483	13,972	13,653	13,216
Real estate - mortgage	19,745	20,066	19,966	19,864	19,724
Lease financing	25,194	25,238	25,368	25,022	24,836
Foreign	11,680	11,535	10,221	8,888	7,549

Total commercial	163,685	160,460	156,854	150,668	145,853

CONSUMER
Real estate secured	98,420	98,898	94,748	80,128	76,213
Student loans	9,139	10,555	9,922	11,458	10,828
Installment loans	20,508	20,189	6,751	6,745	6,783

Total consumer	128,067	129,642	111,421	98,331	93,824

Total loans	291,752	290,102	268,275	248,999	239,677
Unearned income	8,836	9,170	9,260	9,266	9,390

Loans, net (On-balance sheet)	$282,916	280,932	259,015	239,733	230,287

MANAGED PORTFOLIO (a)
COMMERCIAL
On-balance sheet loan portfolio	$163,685	160,460	156,854	150,668	145,853
Securitized loans - off-balance sheet	250	1,191	1,227	1,263	1,293
Loans held for sale	3,602	3,588	3,860	4,039	1,783

Total commercial	167,537	165,239	161,941	155,970	148,929

CONSUMER
Real estate secured
On-balance sheet loan portfolio	98,420	98,898	94,748	80,128	76,213
Securitized loans - off-balance sheet	6,833	7,598	8,438	9,255	10,199
Securitized loans included in securities	6,878	4,628	4,817	4,218	4,426
Loans held for sale	3,843	3,679	2,296	12,660	11,923

Total real estate secured	115,974	114,803	110,299	106,261	102,761

Student
On-balance sheet loan portfolio	9,139	10,555	9,922	11,458	10,828
Securitized loans - off-balance sheet	3,353	1,866	2,000	341	382
Securitized loans included in securities	52	52	52	—	—
Loans held for sale	—	—	—	—	16

Total student	12,544	12,473	11,974	11,799	11,226

Installment
On-balance sheet loan portfolio	20,508	20,189	6,751	6,745	6,783
Securitized loans - off-balance sheet	3,809	3,297	3,392	2,228	2,662
Securitized loans included in securities	181	193	206	146	163
Loans held for sale	305	592	249	1,339	809

Total installment	24,803	24,271	10,598	10,458	10,417

Total consumer	153,321	151,547	132,871	128,518	124,404

Total managed portfolio	$320,858	316,786	294,812	284,488	273,333

SERVICING PORTFOLIO (b)
Commercial	$212,500	192,367	173,428	158,650	152,923
Consumer	$58,082	58,697	56,741	55,813	51,954

(a)	The managed portfolio includes the on-balance sheet loan portfolio, loans securitized for which the retained interests are classified in securities on-balance sheet, loans held for sale on-balance sheet and the off-balance sheet portfolio of securitized loans sold, where we service the loans.
(b)	The servicing portfolio consists of third party commercial and consumer loans for which our sole function is that of servicing the loans for the third parties.

WACHOVIA CORPORATION AND SUBSIDIARIES

ALLOWANCE FOR LOAN LOSSES AND NONPERFORMING ASSETS

(Unaudited)

	2006		2005
(In millions)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
ALLOWANCE FOR LOAN LOSSES (a)
Balance, beginning of period	$3,036	2,724	2,719	2,718	2,732
Provision for credit losses	49	59	72	74	48
Provision for credit losses relating to loans transferred to loans held for sale or sold	5	—	5	12	—
Balance of acquired entities at purchase date	—	300	—	—	—
Allowance relating to loans acquired, transferred to loans held for sale or sold	(18)	12	(21)	(26)	(11)
Net charge-offs	(51)	(59)	(51)	(59)	(51)

Balance, end of period	$3,021	3,036	2,724	2,719	2,718

as % of loans, net	1.07%	1.08	1.05	1.13	1.18

as % of nonaccrual and restructured loans (b)	488%	452	439	347	332

as % of nonperforming assets (b)	421%	389	378	303	284

LOAN LOSSES
Commercial, financial and agricultural	$32	27	52	43	35
Commercial real estate - construction and mortgage	3	7	12	9	—
Consumer	116	69	65	71	75

Total loan losses	151	103	129	123	110

LOAN RECOVERIES
Commercial, financial and agricultural	54	16	50	35	25
Commercial real estate - construction and mortgage	1	—	3	2	1
Consumer	45	28	25	27	33

Total loan recoveries	100	44	78	64	59

Net charge-offs	$51	59	51	59	51

Commercial loans net charge-offs as % of average commercial loans, net (c)	(0.06)%	0.05	0.03	0.05	0.03
Consumer loans net charge-offs as % of average consumer loans, net (c)	0.23	0.14	0.16	0.18	0.18
Total net charge-offs as % of average loans, net (c)	0.08%	0.09	0.09	0.10	0.09

NONPERFORMING ASSETS
Nonaccrual loans
Commercial, financial and agricultural	$299	342	307	445	497
Commercial real estate - construction and mortgage	88	84	85	120	88
Consumer real estate secured	226	240	221	209	221
Installment loans	6	6	7	10	13

Total nonaccrual loans	619	672	620	784	819
Foreclosed properties (d)	99	108	100	112	138

Total nonperforming assets	$718	780	720	896	957

Nonperforming loans included in loans held for sale (e)	$23	24	32	59	111
Nonperforming assets included in loans and in loans held for sale	$741	804	752	955	1,068

as % of loans, net, and foreclosed properties (b)	0.25%	0.28	0.28	0.37	0.42

as % of loans, net, foreclosed properties and loans held for sale (e)	0.25%	0.28	0.28	0.37	0.44

Accruing loans past due 90 days	$624	610	625	525	521

(a)	At June 30, 2006, the reserve for unfunded lending commitments was $165 million.
(b)	These ratios do not include nonperforming loans included in loans held for sale.
(c)	Annualized.
(d)	Restructured loans are not significant.
(e)	These ratios reflect nonperforming loans included in loans held for sale. Loans held for sale are recorded at the lower of cost or market value, and accordingly, the amounts shown and included in the ratios are net of the transferred allowance for loan losses and the lower of cost or market value adjustments.

WACHOVIA CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Unaudited)

	2006		2005
(In millions, except per share data)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
ASSETS
Cash and due from banks	$12,761	12,668	15,072	12,976	12,464
Interest-bearing bank balances	2,244	1,563	2,638	2,492	2,852
Federal funds sold and securities purchased under resale agreements	17,223	18,807	19,915	27,083	22,528

Total cash and cash equivalents	32,228	33,038	37,625	42,551	37,844

Trading account assets	46,552	39,385	42,704	49,646	46,519
Securities	120,453	118,818	114,889	117,195	117,906
Loans, net of unearned income	282,916	280,932	259,015	239,733	230,287
Allowance for loan losses	(3,021)	(3,036)	(2,724)	(2,719)	(2,718)

Loans, net	279,895	277,896	256,291	237,014	227,569

Loans held for sale	7,750	7,859	6,405	18,038	14,531
Premises and equipment	5,322	5,194	4,910	5,352	5,354
Due from customers on acceptances	1,010	968	824	882	826
Goodwill	23,550	23,443	21,807	21,857	21,861
Other intangible assets	1,435	1,523	1,208	1,285	1,378
Other assets	35,419	33,718	34,092	38,561	38,052

Total assets	$553,614	541,842	520,755	532,381	511,840

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest-bearing deposits	66,388	67,365	67,487	68,402	63,079
Interest-bearing deposits	261,226	261,199	257,407	252,037	236,831

Total deposits	327,614	328,564	324,894	320,439	299,910
Short-term borrowings	62,787	55,390	61,953	78,184	75,726
Bank acceptances outstanding	1,021	985	892	932	859
Trading account liabilities	18,409	17,846	17,598	19,815	19,827
Other liabilities	17,305	16,070	15,986	16,504	15,750
Long-term debt	74,627	70,218	48,971	45,846	49,006

Total liabilities	501,763	489,073	470,294	481,720	461,078

Minority interest in net assets of consolidated subsidiaries	2,979	2,980	2,900	3,904	2,858

STOCKHOLDERS’ EQUITY
Dividend Equalization Preferred shares, no par value, 97 million shares issued and outstanding at June 30, 2006	—	—	—	—	—
Non-Cumulative Perpetual Class A Preferred Stock, Series I, $100,000 liquidation preference per share, 25,010 shares authorized	—	—	—	—	—
Common stock, $3.33-1/3 par value; authorized 3 billion shares, outstanding 1.589 billion shares at June 30, 2006	5,298	5,362	5,189	5,178	5,258
Paid-in capital	34,086	34,291	31,172	30,821	31,038
Retained earnings	12,003	11,724	11,973	11,086	11,079
Accumulated other comprehensive income, net	(2,515)	(1,588)	(773)	(328)	529

Total stockholders’ equity	48,872	49,789	47,561	46,757	47,904

Total liabilities and stockholders’ equity	$553,614	541,842	520,755	532,381	511,840

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	SECOND QUARTER 2006			FIRST QUARTER 2006
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$2,027	25	5.04%	$2,872	31	4.31%
Federal funds sold and securities purchased under resale agreements	17,628	209	4.75	19,657	209	4.31
Trading account assets	29,252	393	5.37	27,240	344	5.08
Securities	124,102	1,668	5.38	117,944	1,557	5.28
Loans
Commercial
Commercial, financial and agricultural	90,259	1,555	6.92	87,784	1,411	6.51
Real estate - construction and other	14,946	277	7.43	14,184	243	6.95
Real estate - mortgage	20,118	369	7.36	20,166	350	7.04
Lease financing	9,895	175	7.08	10,050	171	6.81
Foreign	11,123	142	5.10	10,285	118	4.67

Total commercial	146,341	2,518	6.90	142,469	2,293	6.52

Consumer
Real estate secured	97,377	1,584	6.51	96,082	1,514	6.31
Student loans	10,842	170	6.30	10,589	157	6.00
Installment loans	20,705	482	9.33	11,434	242	8.57

Total consumer	128,924	2,236	6.95	118,105	1,913	6.50

Total loans	275,265	4,754	6.92	260,574	4,206	6.51

Loans held for sale	9,320	165	7.11	8,274	128	6.24
Other earning assets	5,638	99	7.00	5,966	118	8.04

Total earning assets excluding derivatives	463,232	7,313	6.32	442,527	6,593	6.00
Risk management derivatives (a)	—	125	0.11	—	163	0.15

Total earning assets including derivatives	463,232	7,438	6.43	442,527	6,756	6.15

Cash and due from banks	12,055			12,762
Other assets	68,325			66,920

Total assets	$543,612			$522,209

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	78,539	332	1.70	79,783	304	1.54
Money market accounts	99,212	764	3.09	99,632	670	2.73
Other consumer time	48,389	465	3.85	46,309	407	3.57
Foreign	21,031	234	4.47	19,330	187	3.92
Other time	15,269	197	5.16	13,286	153	4.67

Total interest-bearing deposits	262,440	1,992	3.04	258,340	1,721	2.70
Federal funds purchased and securities sold under repurchase agreements	48,732	543	4.47	50,087	503	4.07
Commercial paper	4,659	51	4.45	4,193	41	3.93
Securities sold short	9,255	74	3.21	8,520	63	3.01
Other short-term borrowings	6,423	36	2.24	7,214	40	2.26
Long-term debt	71,725	940	5.25	56,052	697	4.99

Total interest-bearing liabilities excluding derivatives	403,234	3,636	3.62	384,406	3,065	3.23
Risk management derivatives (a)	—	127	0.12	—	152	0.16

Total interest-bearing liabilities including derivatives	403,234	3,763	3.74	384,406	3,217	3.39

Noninterest-bearing deposits	65,498			64,490
Other liabilities	25,817			25,387
Stockholders’ equity	49,063			47,926

Total liabilities and stockholders’ equity	$543,612			$522,209

Interest income and rate earned - including derivatives		$7,438	6.43%		$6,756	6.15%
Interest expense and equivalent rate paid - including derivatives		3,763	3.25		3,217	2.94

Net interest income and margin - including derivatives		$3,675	3.18%		$3,539	3.21%

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	FOURTH QUARTER 2005			THIRD QUARTER 2005			SECOND QUARTER 2005
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$2,514	24	3.75%	$2,417	21	3.46%	$2,649	20	3.07%
Federal funds sold and securities purchased under resale agreements	22,647	237	4.17	24,451	216	3.50	24,676	189	3.08
Trading account assets	34,461	482	5.59	33,720	407	4.82	31,879	377	4.73
Securities	115,557	1,506	5.21	114,902	1,461	5.08	115,006	1,469	5.11
Loans
Commercial
Commercial, financial and agricultural	85,155	1,326	6.17	81,488	1,184	5.77	80,213	1,084	5.42
Real estate - construction and other	13,803	226	6.51	13,322	201	5.96	12,885	177	5.53
Real estate - mortgage	20,132	333	6.57	19,684	302	6.09	20,204	288	5.71
Lease financing	10,153	184	7.26	9,979	178	7.15	10,252	183	7.11
Foreign	9,118	97	4.23	8,164	80	3.88	7,641	68	3.55

Total commercial	138,361	2,166	6.22	132,637	1,945	5.82	131,195	1,800	5.50

Consumer
Real estate secured	80,984	1,236	6.10	78,088	1,166	5.97	74,799	1,072	5.74
Student loans	11,235	155	5.46	11,267	144	5.07	10,995	129	4.72
Installment loans	6,902	127	7.32	6,968	124	7.04	6,892	115	6.75

Total consumer	99,121	1,518	6.11	96,323	1,434	5.94	92,686	1,316	5.69

Total loans	237,482	3,684	6.17	228,960	3,379	5.87	223,881	3,116	5.58

Loans held for sale	17,646	270	6.10	16,567	244	5.90	14,024	194	5.51
Other earning assets	8,897	155	6.92	10,329	138	5.27	10,419	125	4.84

Total earning assets excluding derivatives	439,204	6,358	5.77	431,346	5,866	5.42	422,534	5,490	5.20
Risk management derivatives (a)	—	184	0.16	—	231	0.21	—	265	0.26

Total earning assets including derivatives	439,204	6,542	5.93	431,346	6,097	5.63	422,534	5,755	5.46

Cash and due from banks	12,770			12,277			12,389
Other assets	68,408			67,944			68,438

Total assets	$520,382			$511,567			$503,361

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	78,936	258	1.30	78,961	220	1.10	80,113	194	0.97
Money market accounts	100,999	609	2.39	97,746	529	2.15	94,990	455	1.92
Other consumer time	43,549	369	3.37	41,063	325	3.13	38,064	273	2.87
Foreign	17,464	157	3.56	15,285	123	3.18	11,857	81	2.75
Other time	14,859	166	4.46	10,338	109	4.21	9,999	78	3.09

Total interest-bearing deposits	255,807	1,559	2.42	243,393	1,306	2.13	235,023	1,081	1.84
Federal funds purchased and securities sold under repurchase agreements	55,336	526	3.77	56,426	460	3.24	53,984	375	2.79
Commercial paper	8,062	76	3.74	12,664	108	3.39	13,365	97	2.91
Securities sold short	8,801	70	3.13	9,040	77	3.38	10,648	92	3.49
Other short-term borrowings	7,164	39	2.18	6,471	29	1.80	6,694	30	1.82
Long-term debt	47,804	576	4.81	47,788	536	4.48	48,114	528	4.39

Total interest-bearing liabilities excluding derivatives	382,974	2,846	2.95	375,782	2,516	2.66	367,828	2,203	2.40
Risk management derivatives (a)	—	121	0.13	—	141	0.15	—	141	0.16

Total interest-bearing liabilities including derivatives	382,974	2,967	3.08	375,782	2,657	2.81	367,828	2,344	2.56

Noninterest-bearing deposits	64,018			62,978			62,171
Other liabilities	26,983			25,479			26,248
Stockholders’ equity	46,407			47,328			47,114

Total liabilities and stockholders’ equity	$520,382			$511,567			$503,361

Interest income and rate earned - including derivatives		$6,542	5.93%		$6,097	5.63%		$5,755	5.46%
Interest expense and equivalent rate paid - including derivatives		2,967	2.68		2,657	2.45		2,344	2.23

Net interest income and margin - including derivatives		$3,575	3.25%		$3,440	3.18%		$3,411	3.23%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

NET INTEREST INCOME SUMMARIES

(Unaudited)

	SIX MONTHS ENDED JUNE 30, 2006			SIX MONTHS ENDED JUNE 30, 2005
(In millions)	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid	Average Balances	Interest Income/ Expense	Average Rates Earned/ Paid
ASSETS
Interest-bearing bank balances	$2,447	56	4.61%	$2,567	36	2.85%
Federal funds sold and securities purchased under resale agreements	18,637	418	4.52	24,475	342	2.82
Trading account assets	28,252	737	5.23	33,504	779	4.66
Securities	121,040	3,225	5.33	114,983	2,946	5.13
Loans
Commercial
Commercial, financial and agricultural	89,029	2,966	6.72	78,442	2,044	5.25
Real estate - construction and other	14,567	520	7.19	12,747	333	5.28
Real estate - mortgage	20,142	719	7.20	20,470	559	5.51
Lease financing	9,972	346	6.95	10,382	365	7.02
Foreign	10,706	260	4.89	7,418	126	3.42

Total commercial	144,416	4,811	6.71	129,459	3,427	5.33

Consumer
Real estate secured	96,733	3,098	6.41	74,729	2,109	5.65
Student loans	10,716	327	6.15	10,999	249	4.56
Installment loans	16,095	724	9.06	7,349	237	6.52

Total consumer	123,544	4,149	6.74	93,077	2,595	5.59

Total loans	267,960	8,960	6.72	222,536	6,022	5.44

Loans held for sale	8,800	293	6.70	13,450	360	5.35
Other earning assets	5,801	217	7.53	10,279	240	4.71

Total earning assets excluding derivatives	452,937	13,906	6.17	421,794	10,725	5.11
Risk management derivatives (a)	—	288	0.12	—	544	0.26

Total earning assets including derivatives	452,937	14,194	6.29	421,794	11,269	5.37

Cash and due from banks	12,406			12,524
Other assets	67,627			67,613

Total assets	$532,970			$501,931

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-bearing deposits
Savings and NOW accounts	79,158	636	1.62	80,589	355	0.89
Money market accounts	99,421	1,434	2.91	94,238	812	1.74
Other consumer time	47,354	872	3.71	37,040	512	2.79
Foreign	20,186	421	4.21	11,429	142	2.51
Other time	14,282	350	4.93	11,284	161	2.86

Total interest-bearing deposits	260,401	3,713	2.88	234,580	1,982	1.70
Federal funds purchased and securities sold under repurchase agreements	49,406	1,046	4.27	52,697	687	2.63
Commercial paper	4,427	92	4.20	13,458	179	2.68
Securities sold short	8,889	137	3.12	11,659	194	3.36
Other short-term borrowings	6,817	76	2.25	6,532	56	1.73
Long-term debt	63,932	1,637	5.13	47,752	1,021	4.28

Total interest-bearing liabilities excluding derivatives	393,872	6,701	3.43	366,678	4,119	2.26
Risk management derivatives (a)	—	279	0.14	—	265	0.15

Total interest-bearing liabilities including derivatives	393,872	6,980	3.57	366,678	4,384	2.41

Noninterest-bearing deposits	64,997			61,361
Other liabilities	25,603			26,720
Stockholders’ equity	48,498			47,172

Total liabilities and stockholders’ equity	$532,970			$501,931

Interest income and rate earned - including derivatives		$14,194	6.29%		$11,269	5.37%
Interest expense and equivalent rate paid - including derivatives		6,980	3.10		4,384	2.10

Net interest income and margin - including derivatives		$7,214	3.19%		$6,885	3.27%

(a)	The rates earned and the rates paid on risk management derivatives are based on off-balance sheet notional amounts. The fair value of these instruments is included in other assets and other liabilities.

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2006		2005
(In millions, except per share data)	*	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
INCOME FROM CONTINUING OPERATIONS
Net income (GAAP)	A	$1,885	1,728	1,707	1,665	1,650
Discontinued operations, net of income taxes (GAAP)		—	—	(214)	—	—

Income from continuing operations (GAAP)		1,885	1,728	1,493	1,665	1,650
Merger-related and restructuring expenses (GAAP)		15	46	37	51	48

Earnings excluding merger-related and restructuring expenses, and discontinued operations	B	1,900	1,774	1,530	1,716	1,698
Other intangible amortization (GAAP)		64	59	57	63	69

Earnings excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C	$1,964	1,833	1,587	1,779	1,767

RETURN ON AVERAGE COMMON STOCKHOLDERS’ EQUITY
Average common stockholders’ equity (GAAP)	D	$49,063	47,926	46,407	47,328	47,114
Merger-related and restructuring expenses (GAAP)		50	19	146	96	52
Discontinued operations (GAAP)		—	—	(36)	—	—

Average common stockholders’ equity, excluding merger-related and restructuring expenses, and discontinued operations	E	49,113	47,945	46,517	47,424	47,166
Average intangible assets (GAAP)	F	(24,972)	(23,689)	(23,302)	(23,195)	(23,148)

Average common stockholders’ equity, excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	G	$24,141	24,256	23,215	24,229	24,018

Return on average common stockholders’ equity
GAAP	A/D	15.41%	14.62	14.60	13.95	14.04
Excluding merger-related and restructuring expenses, and discontinued operations	B/E	15.52	15.01	13.05	14.36	14.43
Return on average tangible common stockholders’ equity
GAAP	A/D+F	31.38	28.91	29.33	27.36	27.61
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C/G	32.63%	30.64	27.11	29.14	29.50

RETURN ON AVERAGE ASSETS
Average assets (GAAP)	H	$543,612	522,209	520,382	511,567	503,361
Average intangible assets (GAAP)		(24,972)	(23,689)	(23,302)	(23,195)	(23,148)

Average tangible assets (GAAP)	I	518,640	498,520	497,080	488,372	480,213

Average assets (GAAP)		543,612	522,209	520,382	511,567	503,361
Merger-related and restructuring expenses (GAAP)		50	19	146	96	52
Discontinued operations (GAAP)		—	—	(36)	—	—

Average assets, excluding merger-related and restructuring expenses, and discontinued operations	J	543,662	522,228	520,492	511,663	503,413
Average intangible assets (GAAP)		(24,972)	(23,689)	(23,302)	(23,195)	(23,148)

Average tangible assets, excluding merger-related and restructuring expenses, and discontinued operations	K	$518,690	498,539	497,190	488,468	480,265

Return on average assets
GAAP	A/H	1.39%	1.34	1.30	1.29	1.31
Excluding merger-related and restructuring expenses, and discontinued operations	B/J	1.40	1.38	1.17	1.33	1.35
Return on average tangible assets
GAAP	A/I	1.46	1.41	1.36	1.35	1.38
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	C/K	1.52%	1.49	1.27	1.45	1.48

WACHOVIA CORPORATION AND SUBSIDIARIES

RECONCILIATION OF CERTAIN NON-GAAP FINANCIAL MEASURES

(Unaudited)

		2006		2005
(In millions, except per share data)	*	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
OVERHEAD EFFICIENCY RATIOS
Noninterest expense (GAAP)	L	$4,261	4,239	4,183	4,004	3,788
Merger-related and restructuring expenses (GAAP)		(24)	(68)	(58)	(83)	(90)

Noninterest expense, excluding merger-related and restructuring expenses	M	4,237	4,171	4,125	3,921	3,698
Other intangible amortization (GAAP)		(98)	(92)	(93)	(101)	(107)

Noninterest expense, excluding merger-related and restructuring expenses, and other intangible amortization	N	$4,139	4,079	4,032	3,820	3,591

Net interest income (GAAP)		$3,641	3,490	3,523	3,387	3,358
Tax-equivalent adjustment		34	49	52	53	53

Net interest income (Tax-equivalent)		3,675	3,539	3,575	3,440	3,411
Fee and other income (GAAP)		3,583	3,517	2,989	3,258	2,977

Total	O	$7,258	7,056	6,564	6,698	6,388

Retail Brokerage Services, excluding insurance
Noninterest expense (GAAP)	P	$916	942	888	871	860

Net interest income (GAAP)		$199	189	170	152	142
Tax-equivalent adjustment		1	—	—	1	—

Net interest income (Tax-equivalent)		200	189	170	153	142
Fee and other income (GAAP)		961	975	915	904	881

Total	Q	$1,161	1,164	1,085	1,057	1,023

Overhead efficiency ratios
GAAP	L/O	58.71%	60.07	63.72	59.78	59.29
Excluding merger-related and restructuring expenses	M/O	58.39	59.10	62.84	58.55	57.87
Excluding merger-related and restructuring expenses, and brokerage	M-P/O-Q	54.48	54.79	59.08	54.08	52.89
Excluding merger-related and restructuring expenses, and other intangible amortization	N/O	57.03	57.81	61.41	57.06	56.19
Excluding merger-related and restructuring expenses, other intangible amortization and brokerage	N-P/O-Q	52.86%	53.24	57.36	52.30	50.88

OPERATING LEVERAGE
Operating leverage (GAAP)		$180	436	(312)	92	5
Merger-related and restructuring expenses (GAAP)		(45)	10	(25)	(8)	30

Operating leverage, excluding merger-related and restructuring expenses		135	446	(337)	84	35
Other intangible amortization (GAAP)		7	(2)	(6)	(7)	(8)

Operating leverage, excluding merger-related and restructuring expenses, and other intangible amortization		$142	444	(343)	77	27

DIVIDEND PAYOUT RATIOS ON COMMON SHARES
Dividends paid per common share	R	$0.51	0.51	0.51	0.51	0.46

Diluted earnings per common share (GAAP)	S	$1.17	1.09	1.09	1.06	1.04
Merger-related and restructuring expenses (GAAP)		0.01	0.03	0.02	0.03	0.03
Other intangible amortization (GAAP)		0.04	0.04	0.04	0.04	0.04
Discontinued operations (GAAP)		—	—	(0.14)	—	—

Diluted earnings per common share, excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	T	$1.22	1.16	1.01	1.13	1.11

Dividend payout ratios
GAAP	R/S	43.59%	46.79	46.79	48.11	44.23
Excluding merger-related and restructuring expenses, other intangible amortization and discontinued operations	R/T	41.80%	43.97	50.50	45.13	41.44

*	The letters included in the columns are provided to show how the various ratios presented in the tables on pages 21 and 22 are calculated. For example, return on average assets on a GAAP basis is calculated by dividing income (GAAP) by average assets (GAAP) (i.e., A/H) and annualized where appropriate.